Exhibit 10.2

Sun and Dot Hill Confidential

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

Agreement No.:

FOURTH AMENDMENT

TO PRODUCT PURCHASE AGREEMENT

THIS FOURTH AMENDMENT (the “Fourth Amendment”) to the Product Purchase Agreement that was made on the 22nd day of May, 2002, the exhibits thereto and as amended (the “PPA”), and the Award Letters executed thereunder, is made and entered into as of this 26th day of September, 2005 (the “Fourth Amendment Effective Date”) by and among Sun Microsystems, Inc., a Delaware corporation, with an office at 4150 Network Circle, Santa Clara, California 95054 and Sun Microsystems International B.V., a Netherlands corporation, with an office at Dis Ketteweg 2, 3821 AR Amersfoot, the Netherlands (hereafter collectively referred to as “Sun”) and Dot Hill Systems Corporation, a Delaware corporation, with an office at 6305 El Camino Real, Carlsbad, California 92009 and Dot Hill Systems B.V., a Netherlands corporation, with an office at Marssteden 94, 7547 TD Enschede, the Netherlands (hereafter collectively referred to as “Supplier”).  For purpose of interpretation and construction of this Fourth Amendment, capitalized terms included herein shall have the same meaning as such terms are defined in the PPA.  Additionally, Sun and Supplier may be referred to in this Fourth Amendment each as a “Party” and collectively as the “Parties”.

BACKGROUND

WHEREAS, Sun and Supplier desire to amend the PPA to make certain additions and modifications to the PPA, as described below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both Parties, the Parties hereby agree to amend and do amend the PPA, as follows:

FOURTH AMENDMENT

1.0                               Definitions.  Section 1.13 of the PPA is amended by striking it in its entirety and replacing it with the following:

Fourth Amendment to PPA	11/7/2005

Dot Hill PPA

Agreement No. AR-63645

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“1.13  Localized Versions shall mean a version of the Licensed Software and Documentation that is customized by Supplier for use in agreed upon foreign languages as set forth in Section 18.2.4 of the PPA.”

2.0                               Dedicated Personnel.  Section 2.4 is amended by striking it in its entirety and replacing it with the following:

“2.4        Dedicated Personnel.

2.4.1       Supplier Personnel.  Supplier shall dedicate [***] personnel to servicing the Sun account.  These will initially be [[***].  Selection of individuals for these positions will be subject to approval by Sun, which approval will not be unreasonably withheld, delayed or conditioned, and such individuals assigned will be replaced upon reasonable notice from Sun if cause exists for such replacement.   Supplier will select and identify the initial dedicated personnel[***] within [***] of execution of this Agreement. Supplier will select and identify the [***] prior to the date Sun makes its announcement of general availability of Product to its customers, which date will be communicated to Supplier.  The full cost and all expenses of these personnel will be [***].  The individuals will be required to execute normal confidentiality agreements and comply with rules established by Sun (or the External Manufacturers) for employees of other companies working in Sun facilities. Details of the roles of the dedicated personnel are set out in Exhibit D.  Sun will provide office space as Sun reasonably deems appropriate in its facilities for those Supplier personnel that Sun requires work at Sun.

2.4.2                     Sun Personnel.  Sun may hire, assign and manage, in its sole discretion, certain [***] personnel employed by Sun to be dedicated to addressing the [***] to the requirements of this Agreement of the Product(s).  Within a commercially reasonable time after the end of each of Sun’s fiscal quarters, Sun will [***].  Sun will select and determine the initial number of such personnel in its sole discretion, [***].  Upon request by Supplier, Sun will provide to Supplier reasonably requested documentation to [***], but Sun will have no obligation to provide with such documentation any personally identifiable information of such personnel.  Supplier will [***].  Sun will be the employer of these personnel and will direct the work to be performed by these personnel under this Agreement.  The parties will meet quarterly based on Sun’s fiscal year to discuss the work being performed by these personnel and will share mutually agreed upon data [***].  Based on this data, the parties may mutually agree to add additional personnel, remove personnel or terminate this Section 2.4.2.  While the parties may negotiate and agree to staffing levels for this assignment, Sun, as the employer, will have sole and complete discretion to make employment decisions impacting its employees.  [***]  Any mutual agreements reached by the parties during quarterly meetings as to the number of Sun personnel dedicated hereunder will be documented in a writing signed by the authorized representatives of both parties.”

3.0                               Term.  Section 3 of the PPA is amended by striking it in its entirety and replacing it with the following:

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“3                                   Term.  The term of this Agreement will commence on the Effective Date and, unless terminated sooner in accordance with Section 24.1, will continue until January 1, 2011 (the “Initial Term”).  This Agreement will renew automatically for additional one (1)-year periods (each a “Renewal Term”), unless either party gives written Notice of its intent not to renew the Agreement at least one hundred and eighty (180) days before the end of the Initial Term or any then-existing Renewal Term, as the case may be.  The Initial Term and any Renewal Term will collectively be referred to as the “Term” within the Agreement.  If any Award Letter is still in effect at the time this Agreement terminates or expires, then this Agreement shall continue in effect solely as to such Award Letter until such time as the Award Letter is terminated or expires.”

4.0                               Product Pricing.  Section 4 of the PPA is amended as follows:

4.1                               Amend Section 4.3.2 of the PPA by striking the fourth sentence in its entirety and replacing it with the following sentence:

“New [***] identified pursuant to this Section will be effective the [***] of the applicable quarter in which such new [***] pricing is to take effect, unless the authorized representatives of the parties agree otherwise in writing.”

4.2                               Add the following new Section 4.6 to the PPA:

“4.6  Non-approved Charges. Sun shall not be liable to Supplier for any [***] incurred by Supplier or its sub-tier suppliers as the result of factors including, but not limited to, [***].”

5.0          Payment Terms.  Section 8.1 of the PPA is amended by replacing this Section in its entirety with the following:

“8.1        Unless otherwise specified in an applicable Award Letter, payment is due from Sun to Supplier within [***] after the receipt of an invoice from Supplier or the [***], whichever is later (the “Payment Due Date”), unless Sun [***] disputes whether an invoice, or any portion thereof, from Supplier is due and owing or the Product was [***].  Sun shall not be required to pay the disputed portion of any invoice, pending resolution of that dispute; provided, however, that Notice of the dispute has been provided by Sun to Supplier prior to the Payment Due Date [***].  Should Sun, in its sole option, pay an invoice within [***] from receipt, Sun shall automatically receive and be entitled to subtract from such invoice a [***] discount.  Unless otherwise specified in an applicable Award Letter, all payments shall be made in US dollars.”

6.0                               Product Warranty.  Section 12.1 of the PPA is amended by adding the following paragraph following the first paragraph in this Section:

“Supplier further warrants that all Products repaired or replaced pursuant to the Product warranty provided in this Section 12 will perform, at the time of delivery by Supplier to Sun, in accordance with the applicable Product Specification agreed to in writing by the Supplier and Sun, and shall be free from

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defects in material and workmanship, for a period of [***] from the [***] or for the remainder of the original Product warranty, whichever is greater (the “Extended Repair Warranty”).  The Product warranties and Extended Repair Warranty provided in this Section 12 will apply to all Product parts and components sold under this Agreement by Supplier to Sun for the Product.  [***], Supplier agrees to furnish to Sun the [***].”

7.0                               Internationalized and Localized Versions.  Section 18.2.4 of the PPA is amended by striking in its entirety Subsections 18.2.4.1 and 18.2.4.2 and replacing those subsections with the following:

“18.2.4.1               Localized Versions.  Supplier shall deliver Localized Versions of the Licensed Software and Documentation in the languages and pursuant to the requirements of the Globalization Exhibit, as set forth in Exhibit A to this Fourth Amendment.  The Globalization Exhibit, Exhibit A, is Sun Confidential Information and subject to the requirements of Section 23 of the PPA.  Supplier shall deliver Localized Versions based on the schedule set forth in the Globalization Exhibit, Exhibit A.

18.2.4.2 Charges.   Commencing with the schedule specified in the Globalization Exhibit, Exhibit A, Supplier shall [***] development and provision of the Localized Versions in Japanese, French and Simplified Chinese and will provide those Localized Versions to Sun [***].  Supplier will [***] Localized Versions in Korean and Traditional Chinese and will subsequently [***].  Within [***] of receiving [***].”

Unless otherwise noted in this Fourth Amendment, any Exhibit thereto, or any under Award Letter issued thereunder, this Fourth Amendment shall have prospective force and effect as of the Fourth Amendment Effective Date, and will apply to all pre-existing and future Award Letters.  Except as specifically set forth above, the terms and conditions of the PPA, including any Exhibits thereto, and any Award Letters issued under the PPA shall remain unchanged and in full force and effect.  The PPA, as amended by this Fourth Amendment, together with any Award Letters, constitutes the entire agreement by and between the Parties relating to its subject matter.  Such documents shall supersede all prior and contemporaneous oral or written communications, proposals, conditions, representations and warranties and prevail over any conflicting or additional terms and conditions between the Parties relating to its subject matter.

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IN WITNESS WHEREOF, the Parties have caused this Fourth Amendment to the PPA to be signed by their duly authorized representatives effective as of the Fourth Amendment Effective Date.

SUN MICROSYSTEMS, INC.		DOT HILL SYSTEMS CORPORATION

By:	/s/ [***]	By:	/s/ Preston Romm

Printed Name: [***]		Printed Name: Preston Romm

Date: September 26, 2005		Date: September 26, 2005

Title: Director, DMG SM		Title: CFO

SUN MICROSYSTEMS INTERNATIONAL B.V.		DOT HILL SYSTEMS B.V.

By:	/s/ [***]	By:	/s/ Preston Romm

Printed Name: [***]		Printed Name: Preston Romm

Date: September 26, 2005		Date: September 26, 2005

Title: Director		Title: Director

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EXHIBIT A

TO THE FOURTH AMENDMENT TO THE SUN/DOT HILL

AGREEMENT NO. AR-63645

GLOBALIZATION

1. EXECUTIVE SUMMARY

This Globalization Exhibit, Exhibit A to the Fourth Amendment to the Agreement, defines the scope of handoffs and support to be provided by Sun [***] (“G11n”) to Supplier both on a onetime and ongoing basis. [***]  In addition, this Exhibit A defines the globalization requirements and services to be performed by Supplier to provide to Sun.   Supplier’s obligations under this Exhibit will commence following Sun’s handoff and support to Supplier, but in no event will Supplier’s obligations commence later than [***]

[***]

September 16, 2005

Sun and Dot Hill Confidential

1

Supplier Name:

General Terms Reference No.:

Exhibit Reference No.:

Direct Customer Fulfillment Exhibit

This Direct Customer Fulfillment Exhibit (the ““Exhibit”) is issued under, forms a part of, and is subject to the terms and conditions of that certain Product Purchase Agreement dated May 22, 2002, as amended (the “Agreement”) by and among Dot Hill Systems Corporation, a Delaware corporation, with an office at 6305 El Camino Real, Carlsbad, California 92009 and Dot Hill Systems B.V., a Netherlands corporation, with an office at Marssteden 94, 7547 TD Enschede, the Netherlands (Dot Hill Systems Corporation and Dot Hill Systems B.V. are collectively referred to herein as “Supplier”), Sun Microsystems, Inc., a Delaware corporation with an office at 901 San Antonio Road, Palo Alto, California 94303 and Sun Microsystems International B.V. , a Netherlands corporation, with an office at Computertweg 1, 3821 AA Amersfoot, the Netherlands (Sun Microsystems Inc. and Sun Microsystems International B.V. are collectively referred to herein as “Sun”).  All capitalized terms used herein shall have the same meaning as in the Agreement.

Exhibit Summary:

This Exhibit describes Supplier’s contractual requirements for implementing Sun’s direct customer fulfillment supply chain initiative.  [***]

1.         Definitions:

1.1                  Blanket Purchase Order (“BPO”) means Sun’s Blanket Purchase Order for Product.  Blanket Purchase Orders will include the [***] for the stated time period. Sun may provide a Blanket Purchase Order in the form of hard copy, by facsimile, or by electronic transfer if there are electronic data exchange terms in place between Sun and Supplier.  A BPO does not bind Sun with respect to any particular quantities, delivery dates, or dollar values for purchase.

1.2                  Blanket Purchase Order (BPO) Release is Sun’s signal of its intent to procure Products from Supplier, [***] The Direct Customer Fulfillment Specification describes the BPO Release process.  A BPO Release will indicate [***]

1.3                  Direct Customer Fulfillment Specification means Sun’s Direct Customer Fulfillment Specification [***] which contains procedures applicable to Supplier, as modified by Sun from time to time, and is incorporated by reference into this Exhibit.

1.4                  Final Call-Off means the BPO Release confirmation or change message that Sun will send Supplier to indicate the [***] Product that Sun’s carrier will pick up, pursuant to the process set forth in the Direct Customer Fulfillment Specification.

1.5                  Processing Leadtime means the number of days from Sun’s BPO Release to availability of the designated Sun part on Supplier’s dock, or Supplier’s designated hub, packaged and ready for pickup according the terms of this Exhibit, and shall be specified in this Exhibit, an applicable Award Letter or other document mutually agreed to between Supplier and Sun.

Sun Microsystems, Inc. and Dot Hill Systems Corporation Confidential	(AB)
WWOPS Direct Customer Fulfillment Exhibit, 4/18/05

1.6                  Blanket Purchase Order Release Confirmation or Active Commit means the signal that Supplier must send Sun to actively commit to a BPO Release pursuant to the process set forth in the Direct Customer Fulfillment Specification.

2.          Term.  [***].

3.          Order of Precedence.  Notwithstanding any other order of precedence in the Agreement, this Exhibit shall have precedence over any conflicting terms in the Direct Customer Fulfillment Specification or the Agreement, as it may be amended from time to time and including any other Exhibit or Award Letter incorporated into such Agreement.  In the event of a conflict between the terms of this Exhibit and a Schedule attached to this Exhibit, the terms of the Schedule shall govern.

4.          Direct Customer Fulfillment Specification.  Supplier hereby agrees to comply at all times with the Sun policies and procedures and on-going Suppler obligations identified in the Direct Customer Fulfillment Specification as applicable to Supplier.  Supplier acknowledges that from time to time Sun may request modifications or additions to the Direct Customer Fulfillment specification.  Upon receipt of a requested revision from Sun, Supplier will read and familiarize itself with revision of the Direct Customer Fulfillment specification within [***] of receipt. In the event that Supplier has reason to believe that at any time it will not be able to comply with the then most current version of the Direct Customer Fulfillment specification, Supplier shall promptly notify Sun in writing.  [***]

5.          Lot Sizing.  Supplier shall have no minimum order quantity requirements, either in units or value.  Unless otherwise agreed to in writing by Sun, all Products will have [***].

6.          Processing Leadtime.  Sun and Supplier shall mutually agree on a Processing Leadtime for every Sun part number supplied by Supplier.  Supplier shall conform to all mutually agreed Processing Leadtimes in its performance under this Exhibit.

7.          Packaging and Risk of Loss.  Supplier shall package and palletize all Products according to the Direct Customer Fulfillment Specification.  Supplier shall be liable for any loss or damage to Products and any related shipping costs due to Supplier’s failure to comply with Sun’s packaging and palletizing requirement, regardless of any acceptance registered by Sun’s carrier at Supplier’s dock.

8.          Demand Horizon.

8.1                  Sun shall provide the Supplier with a [***] Report with format, content, and timing according to the Direct Customer Fulfillment Specification.  The [***].  The [***] Report is Sun proprietary and confidential.

8.2                  The [***] Report is not a commitment by Sun to purchase any particular quantity of goods.

8.3                  Suppliers shall review each [***] report, and in the event that Supplier is not able to support [***], Supplier shall so indicate at the earliest possible time to Sun according to the procedure in the Direct Customer Fulfillment Specification.

9.         Blanket Purchase Order Release (“BPO Release”) by Sun

9.1                  Sun will issue a separate BPO Release for (1) Products destined for direct shipment to Sun’s customers, and (2) Products destined for a Sun cross dock.

9.2                  If Sun requests Supplier to provide Products in fewer days/hours than the Processing Leadtime for that Product, Supplier agrees to make commercially reasonable efforts to accommodate Sun’s request.

10.                   Active Commit; Blanket Purchase Order Confirmation by Supplier.

10.1            Supplier must actively commit to each BPO Release as described in the Direct Customer

Fulfillment Specification.

10.2            In the event that Product is not available according to the terms of the BPO Release, Supplier shall immediately notify Sun per the process in the Direct Customer Fulfillment Specification for decommiting against a BPO Release.  Any decommit against a BPO Release may trigger Sun remedies as further described in this Agreement.

10.3            Supplier’s predictability metrics must meet the requirements in the Direct Customer Fulfillment Specification.  Sun shall review Supplier’s performance in accordance with Sun’s scorecarding process.

11.                 Sun Final Call-Off

11.1            In response to Supplier’s Active Commit, Sun will send a Final Call-Off message to Supplier indicating [***] product that Sun’s carrier will pick up.  The Sun Final Call-Off is described in the Direct Customer Fulfillment Specification.

11.2            Sun may choose to cancel or reschedule any or all [***] order within the rescheduling parameters as set forth in the Agreement [***]

12.                 Supplier Positions Products For Sun’s Carrier

12.1            The Supplier should begin the process of preparing the Products for pick up no later than Supplier’s receipt of the Final Call-Off.  All Products shall be fully ready for pick up by Sun’s carrier prior to the Sun-specified due date.

12.2            A failure by Supplier to have Products ready for pick up shall be a breach of this Agreement, and in addition to any other remedy available to Sun, Supplier shall pay for any additional costs incurred by Sun as a result of Supplier’s failure to timely position Products for pick up, including but not limited to charges for wasted transportation and expedited freight.

12.3            Supplier shall package, label, and stage each order onto unique pallets according to Sun’s instructions, shrink-wrap each pallet, and place all packing slip documentation in a location easily recognizable by Sun’s carrier.

12.4            Supplier, as well as any Supplier Third party hub(s), agree [***] to support Sun’s hours of operations during standard business operations and during peak periods.

12.5            [***]

13.    Title Transfer.  Title to hardware included in Products shall transfer from Supplier to Sun [***].  All transactions shall be [***], except as otherwise specified in the Part Number Schedule.

14.                   Return Process.

14.1            [***], any Product overage discovered at the time of receipt at Sun’s customer, or at time of receipt at Sun’s cross dock, shall be returned to Supplier at Supplier’s expense for full credit to Sun.

14.2            [***]

14.3            Supplier agrees to return privileges [***] shipped by Supplier for that particular Product family.  [***].

14.4            For initial implementation, the [***] maximum returns [***] will [***].

14.5            It is agreed that any product returned to Supplier [***] – will be rejected by Supplier[***]. Returns will not be accepted the [***].

14.6            [***]

14.7            It is mutually agreed that the intent of the CFIT agreement is that no returned product will age at Supplier greater than [***]

15.     Supplier Source Location and Changes.  Supplier shall have a local European and United States source for all Products, which shall be located within Sun’s defined maximum in-transit Processing Leadtime boundaries.  Supplier shall give Sun at least [***] prior written notice of any location changes of its dock or hub.  Supplier will identify and provide Supplier’s own and/or third-party hub(s) within such distance from each Sun cross-dock location as to be able to fulfill Sun’s purchase orders within Sun-specified lead times.  To the extent that third-party hub(s) are used, Supplier will execute contracts directly with such third parties and will be solely responsible for the management and performance of such hub.  Use of third party hub(s) will not relieve Supplier of its obligations under this Agreement to provide Product to Sun within Sun-specified in-transit Processing Leadtimes.

In Witness Whereof, the undersigned duly authorized representatives of the Parties have executed and delivered this Exhibit as of the last date of execution set forth below:

For: Sun Microsystems, Inc		For: Dot Hill Systems Corporation

Sign:	/s/ [***]	Sign:	/s/ Preston Romm

Print: [***]		Print: Preston Romm

Title: Acting Director, NAS Supplier Mgt		Title: CFO

Date: 5/12/05		Date: 5/9/05

For: Sun Microsystems International B.V.		For: Dot Hill Systems B.V.

Sign:	/s/ [***]	/s/ Preston Romm

Print: [***]		Preston Romm

Title: Director	CFO

Date: 5/19/05	5/9/05

First Amendment to Direct Customer Fulfillment Exhibit

This First Amendment (the “First Amendment”) to the Direct Customer Fulfillment Exhibit that was made on the 19th day of May, 2005, as amended, is made and entered into as of this 29th day of June, 2005 (the “First Amendment Effective Date”) by and among Sun Microsystems, Inc., a Delaware corporation, with an office at 901 San Antonio Road, Palo Alto, California 94303 and Sun Microsystems International B.V., a Netherlands corporation, with an office at Computerweg 1, 3821 AA Amersfoort, the Netherlands (hereafter collectively referred to as “Sun”) and Dot Hill Systems Corporation, a Delaware corporation, with an office at 6305 El Camino Real, Carlsbad, California 92009 and Dot Hill Systems B.V., a Netherlands corporation, with an office at Marssteden 94, 7547 TD Enschede, the Netherlands (hereafter collectively referred to as “Supplier”).  For purpose of interpretation and construction of this First Amendment, capitalized terms included herein shall have the same meaning as such terms are defined in the PPA.

Background

Whereas, Sun and Dot Hill desire to amend the Direct Customer Fulfillment Exhibit to make certain additions and modifications to the Direct Customer Fulfillment Exhibit, as described below.

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both Parties, the Parties hereby agree to amend and do amend the Direct Customer Fulfillment Exhibit, as follows:

1)  Replace in its entirety Section 2 of the Direct Customer Fulfillment Exhibit with the following:

“Term.  This Exhibit shall become effective upon the latest date of execution set forth below, and shall have the same Term as the Agreement or applicable Award Letter for the Product, whichever is longer.”

In Witness Whereof, the Parties have caused this First Amendment to the Direct Customer Fulfillment Exhibit to be signed by their duly authorized representatives effective as of the First Amendment Effective Date.

Sun Microsystems, Inc.		Dot Hill Systems Corp.

By:	/s/ [***]	By:	/s/ Preston Romm

Printed Name: [***]		Printed Name: Preston Romm

Date: 6/22/05		Date: 6/7/05

Title: Director, Supplier Mgt		Title: CFO

Sun Microsystems, International B.V.

By:	/s/ [***]

Printed Name: [***]

Date: 6/29/05

Title: Director